Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 716,948,320.75
Previously Paid Amount	0.00
Total Fee Amount	109,764.79
Total Offset Amount	0.00
Net Fee	$ 109,764.79
Final Prospectus	false